UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2019

Guaranty Federal Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

43-1792717

(I.R.S. employer identification number)

0-23325

(Commission file number)

2144 E Republic Road, Suite F200
Springfield, Missouri 65804
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (417) 520-4333

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

[_]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934.

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period of complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [_]

INCLUDED INFORMATION

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(e) Written Description of 2019 Executive Incentive Compensation Annual Plan for Certain Executive Officers.

On March 20, 2019, the Company entered into short-term incentive compensation arrangements with respect to bonuses payable in 2019 for Executive Officers Shaun A. Burke, President and Chief Executive Officer, Carter Peters, Chief Financial Officer, Robin Robeson, Chief Operating Officer and Sheri Biser, Chief Credit Officer. The written description of each plan is attached hereto as Exhibits 10.1 through 10.4 and is incorporated by reference in this Item 502(e).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number    Description

10.1	Written Description of 2019 Executive Incentive Compensation Annual Plan – President and Chief Executive Officer

10.2	Written Description of 2019 Executive Incentive Compensation Annual Plan –Chief Financial Officer

10.3	Written Description of 2019 Executive Incentive Compensation Annual Plan –Chief Operating Officer

10.4	Written Description of 2019 Executive Incentive Compensation Annual Plan –Chief Credit Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guaranty Federal Bancshares, Inc.

By: /s/ Shaun A. Burke
Shaun A. Burke
President and Chief Executive Officer

Date: March 20, 2019